UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2005

SCHICK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

State of Delaware (State or other jurisdiction of incorporation)	000-22673 (Commission File Number)	11-3374812 (IRS Employer Identification No.)

30-00 47th Avenue
Long Island City, New York 11101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if
Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|X|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2005, Schick Technologies, Inc. issued a press release announcing its financial results for the fiscal second quarter ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 8.01. OTHER EVENTS

On November 9, 2005, Schick Technologies, Inc. issued a press release announcing its financial results for the fiscal second quarter ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1: Press Release, dated Wednesday, November 9, 2005, of Schick Technologies, Inc., announcing its financial results for the fiscal second quarter ended September 30, 2005.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2005	SCHICK TECHNOLOGIES, INC. ————————————— (Registrant) By: /s/ Jeffrey T. Slovin —————————————— Jeffrey T. Slovin CEO & President